UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.               )

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Filed by a Party other than the Registrant ☐
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☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

FMI Funds, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Preliminary and Subject to Completion-Dated September 27, 2013

FMI FUNDS, INC.

100 East Wisconsin Avenue, Suite 2200
Milwaukee, WI  53202

October [●], 2013

Dear Shareholder:

I am writing to inform you of the upcoming special meeting of shareholders of the FMI Focus Fund, the FMI Large Cap Fund and the FMI International Fund (the “Funds”) to be held at 10:00 a.m. (Central Time), Monday, November 25, 2013, at the offices of FMI Funds, Inc. (the “Corporation”) located at 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202.  At this meeting, shareholders of the FMI Focus Fund are being asked to approve an Agreement and Plan of Reorganization, which provides for: (a) the transfer of all the assets and liabilities of the FMI Focus Fund to the Broadview Opportunity Fund (the “New Fund”), a newly formed series of Broadview Funds Trust, in exchange for shares of the New Fund; and (b) the distribution of the shares of the New Fund pro rata by the FMI Focus Fund to its shareholders in complete liquidation of the FMI Focus Fund; and shareholders of the FMI Focus Fund, the FMI Large Cap Fund and the FMI International Fund are being asked to elect seven directors to the Board of Directors of the Corporation (the “Board”).

The Board believes that the proposal to reorganize the FMI Focus Fund is in the best interests of FMI Focus Fund shareholders, and the Board recommends that FMI Focus Fund shareholders vote in favor of the proposal to approve the Agreement and Plan of Reorganization.  The Board recommends that all shareholders vote to elect the seven director nominees to the Board.

The question and answer section of the accompanying Proxy Statement briefly discusses the proposal and the director nominees, while the Proxy Statement itself provides greater detail about the proposal and the director nominees.  Please review and consider the matters carefully.

The Board has unanimously approved the proposal and the director nominees, and recommends that you vote in favor of the proposal and elect the seven nominees to the Board.

Whether or not you plan to attend the special meeting, please sign and return the enclosed proxy card in the postage prepaid envelope provided.  You also may vote by toll-free telephone or by Internet according to the instructions noted on the enclosed proxy card.

Thank you for investing in the Funds and for your continuing support.

Sincerely,

Ted D. Kellner
President

Preliminary and Subject to Completion-Dated September 27, 2013

FMI FUNDS, INC.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A special meeting of shareholders of the FMI Focus Fund, the FMI Large Cap Fund and the FMI International Fund (the “Funds”), each a series of FMI Funds, Inc., a Maryland corporation (the “Corporation”), will be held on Monday, November 25, 2012, at 10:00 a.m. (Central Time) at the offices of the Corporation located at 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202.

The meeting is being held to consider and vote on the following proposals as well as any other business that may properly come before the meeting or any adjournment or postponement thereof:

1.
Only with respect to the shareholders of the FMI Focus Fund, a proposal to approve an Agreement and Plan of Reorganization, which provides for: (a) the transfer of all the assets and liabilities of the FMI Focus Fund to the Broadview Opportunity Fund (the “New Fund”), a newly formed series of Broadview Funds Trust, in exchange for shares of the New Fund; and (b) the distribution of the shares of the New Fund pro rata by the FMI Focus Fund to its shareholders in complete liquidation of the FMI Focus Fund.

2.
With respect to the shareholders of the FMI Focus Fund, the FMI Large Cap Fund and the FMI International Fund, a proposal to elect seven directors to the Corporation’s Board of Directors (the “Board”).

The Board recommends that shareholders of the FMI Focus Fund vote FOR the Agreement and Plan of Reorganization, and that shareholders of the FMI Focus Fund, the FMI Large Cap Fund and the FMI International Fund elect the seven nominees to the Board.

Only shareholders of record at the close of business on October 2, 2013, the record date for the special meeting, shall be entitled to notice of, and to vote at, the special meeting or any adjournment or postponement thereof.

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting To Be Held on November 25, 2013:

The Proxy Statement and a copy of the Funds’ most recent annual and semi-annual reports to shareholders are available at www.fiduciarymgt.com/fmifunds/[●]/specialmeeting.

1

YOUR VOTE IS IMPORTANT.
PLEASE RETURN YOUR PROXY CARD PROMPTLY OR VOTE BY
TOLL-FREE TELEPHONE OR INTERNET IN ACCORDANCE
WITH THE INSTRUCTIONS NOTED ON THE ENCLOSED PROXY CARD.

We urge you to submit your proxy as soon as possible.  You can do this in one of three ways by:  (1) completing, signing, dating and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope, (2) calling a toll-free telephone number or (3) using the Internet.  If your shares are held in “street name” by a broker, nominee, fiduciary or other custodian, follow the directions given by the broker, nominee, fiduciary or other custodian regarding how to instruct them to vote your shares.  Your prompt voting by proxy will help assure a quorum at the special meeting and avoid additional expenses associated with further solicitation.

By Order of the Board of Directors,

John S. Brandser
Secretary

Milwaukee, Wisconsin
October [●], 2013

2

Preliminary and Subject to Completion-Dated September 27, 2013

Questions and Answers

We encourage you to read the full text of the enclosed Proxy Statement, but, for your convenience, we have provided a brief overview of the proposals.

Q.	Why am I receiving this Proxy Statement?

A.
Shareholders of the FMI Focus Fund are being asked to approve a proposed reorganization (the “Reorganization”) of the FMI Focus Fund into the Broadview Opportunity Fund (the “New Fund”), subject to the terms and conditions of the Agreement and Plan of Reorganization (the “Reorganization Plan”).  A copy of the Reorganization Plan is attached hereto as Annex A and incorporated herein by reference.  The Reorganization arises from the recent execution of an Asset Purchase Agreement between Fiduciary Management, Inc., a Wisconsin corporation (“Fiduciary Management”), and Broadview Advisors, LLC, a Wisconsin limited liability company (“Broadview”).  In addition, the shareholders of the FMI Focus Fund, the FMI Large Cap Fund and the FMI International Fund are being asked to elect seven directors to the Board of Directors of FMI Funds, Inc. (the “Board”)

Proposal No.	Description

1 (FMI Focus Fund)	Approval of the Reorganization and the Reorganization Plan.

2 (All Three Funds)	Election of seven directors to the Board.

Q.	How does the Reorganization affect the FMI Focus Fund?

A.
Pursuant to the Reorganization, the FMI Focus Fund will transfer all of its assets and liabilities to the New Fund, a newly formed series of Broadview Funds Trust, in exchange for shares of the New Fund, and the FMI Focus Fund will distribute the shares of the New Fund that it receives pro rata to its shareholders in complete liquidation of the FMI Focus Fund.

Q.	Will the advisory fee rate of the New Fund be the same as the FMI Focus Fund?

A.	Yes.

Q.	How does the New Fund compare to the FMI Focus Fund?

A.
The New Fund has the same investment objective and substantially the same investment strategies as the FMI Focus Fund.  In addition, the day-to-day management of the New Fund’s investment portfolio will be the same as the day-to-day management of the FMI Focus Fund because the current portfolio managers of the FMI Focus Fund will continue as portfolio managers of the New Fund.

i

Q.	What will happen if shareholders do not approve the Reorganization?

A.
If Proposal 1 (the approval of the Reorganization and the Reorganization Plan) is not approved by shareholders, the Board will consider what further action to take, including adjourning the special meeting and making a reasonable effort to solicit support for Proposal 1.  If, after additional proxy solicitation, Proposal 1 is not approved, the Board will consider what other action is appropriate and in the best interests of shareholders.  Proposal 2 is not contingent on the approval of Proposal 1.

Q.	How does the Board recommend that I vote?

A.
After careful consideration, the Board, the majority of whom are not “interested persons” of FMI Funds, Inc. as defined in the Investment Company Act of 1940, recommends that you vote FOR the Reorganization and the Reorganization Plan and FOR each of the nominees.

Q.	Will the Funds pay for the proxy solicitation and related legal costs?

A.	No. Fiduciary Management and Broadview have agreed to equally share these costs.

Q.	How can I vote my shares?

A.	You may choose from one of the following options, as described in more detail on the proxy card:

•	By mail, using the enclosed proxy card and return envelope;
•	By telephone, using the toll-free number on your proxy card;
•	Through the Internet, using the website address on your proxy card; or
•	In person at the shareholder meeting.

If your shares are held in “street name” by a broker, nominee, fiduciary or other custodian, your broker, nominee, fiduciary or other custodian will send you a full meeting package including a voting instruction form to vote your shares.  Your broker, nominee, fiduciary or other custodian may permit you to vote by the Internet or by telephone.  You may not vote in person at the shareholder meeting unless you first obtain a proxy issued in your name from your broker, nominee, fiduciary or other custodian.

Q.	Whom should I call for additional information about this Proxy Statement?

A.	Please call Fiduciary Management, Inc. at (414) 226-4545.

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Preliminary and Subject to Completion-Dated September 27, 2013

Preliminary and Subject to Completion-Dated September 27, 2013

FMI FUNDS, INC.

100 East Wisconsin Avenue, Suite 2200
Milwaukee, WI 53202

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
November 25, 2013

General.  This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of FMI Funds, Inc. (the “Corporation”) with respect to the FMI Focus Fund, the FMI Large Cap Fund and the FMI International Fund (each a “Fund”, and, collectively, the “Funds”).

The special meeting of shareholders will be held at the principal offices of the Corporation located at 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202, on Monday, November 25, 2013, at 10:00 a.m. (Central Time) and at any adjourned or postponed session thereof, for the purposes set forth in the enclosed notice of special meeting of shareholders (“Notice”).  It is expected that the Notice, this Proxy Statement and the Proxy Card will be mailed to shareholders on or about October[●], 2013.

Record Date/Shareholders Entitled to Vote.  If you owned shares of the Funds as of the close of business on October 2, 2013 (the “Record Date”), then you are entitled to vote at the special meeting (or any adjournments or postponements thereof).  You will be entitled to one vote per full share (and a fractional vote per fractional share) for each share you owned on the Record Date.

PROPOSAL 1:  APPROVAL OF REORGANIZATION OF FMI FOCUS FUND

Summary.  Shareholders of the FMI Focus Fund (the “Focus Fund”) are being asked to approve a proposed reorganization (the “Reorganization”) of the Focus Fund into the Broadview Opportunity Fund (the “New Fund”), a newly formed series of Broadview Funds Trust, subject to the terms and conditions of the Agreement and Plan of Reorganization (the “Reorganization Plan”).  A copy of the Reorganization Plan is attached hereto as Annex A and incorporated herein by reference.

On September 27, 2013, the Board of Directors of FMI Funds, Inc. (the “Board”) unanimously voted to approve the Reorganization and the Reorganization Plan, subject to approval by the shareholders of the Focus Fund.  The Reorganization arises from the recent execution of an Asset Purchase Agreement (the “Agreement”) between Fiduciary Management, Inc., a Wisconsin corporation (“Fiduciary Management”), and Broadview Advisors, LLC, a Wisconsin limited liability company (“Broadview”).  The Agreement provides, among other things, for the parties to support a reorganization of the Focus Fund into the New Fund.

All of the assets of the Focus Fund will be transferred to the New Fund, and the New Fund would assume all liabilities of the Focus Fund in exchange for full and fractional shares of the New Fund (the “New Fund Shares”).  The New Fund Shares will be distributed to the shareholders of the Focus Fund in liquidation and termination of the Focus Fund.  Broadview is currently acting as sub-adviser to the Focus Fund, and after the closing, Broadview would serve as the investment adviser to the New Fund.  The New Fund would commence operations upon the completion of the Reorganization.

The investment objective, principal investment strategies, and day-to-day portfolio management of the New Fund will be substantially the same as the Focus Fund.

The expected benefits of the Reorganization are discussed elsewhere in this Proxy Statement and include the following:

•
The continuity of asset management through the appointment of Broadview as investment adviser to the New Fund, resulting in the investment advisory personnel at Broadview responsible for serving the Focus Fund, including the portfolio managers, also serving the New Fund;

•	The comparable expense and fee structures of the New Fund; and

•	The expected tax-free nature of the Reorganization for U.S. federal income tax purposes.

For a detailed discussion of the Board’s considerations, see the section titled “Board Consideration of the Reorganization.”

How Will The Reorganization Work?  Subject to the terms and conditions of the Reorganization Plan, the Reorganization will involve three steps:

•	the transfer of all the assets and liabilities of the Focus Fund to the New Fund in exchange for the New Fund Shares, having equivalent value to the net assets transferred;

•	the pro rata distribution of the New Fund Shares to the shareholders of record of the Focus Fund as of the effective date of the Reorganization in full redemption of all shares of the Focus Fund; and

•	the complete liquidation and termination of the Focus Fund.

As a result of the Reorganization, shareholders of the Focus Fund will hold the New Fund Shares.  The total value of the New Fund Shares that a shareholder will receive in the Reorganization will be the same as the total value of the shares of the Focus Fund (the “Focus Fund Shares”) held by the shareholder immediately before the Reorganization.  If approved by the shareholders of the Focus Fund, the Reorganization is expected to occur on or about November 29, 2013.

Are There any Significant Differences in the Management Structure of the Focus Fund and the New Fund? Yes.  Fiduciary Management currently serves as the investment adviser to the Focus Fund, and Broadview serves as the sub-adviser to the Focus Fund.  Following the Reorganization, Broadview will serve as the investment adviser to the New Fund, without the use of a sub-adviser.

Is Additional Information About the Focus Fund Available? Yes, the following additional information about the Focus Fund has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Proxy Statement:

•
Semi-Annual Report to Shareholders of the Focus Fund for the period ended March 31, 2013 and Annual Report to Shareholders of the Focus Fund for the fiscal year ended September 30, 2012, including the audited financial statements therein; and

•	Prospectus (as supplemented to date), Summary Prospectus and Statement of Additional Information, or SAI, for the Focus Fund, each dated January 31, 2013.

You may obtain a free copy of these documents, request other information or make general inquiries about the Focus Fund by calling the Corporation at 1-800-811-5311 (toll-free), by visiting http://www.fmifunds.com, or by writing to:

FMI Focus Fund
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin 53202

You also may view or obtain these documents from the SEC:

In Person:    At the SEC’s Public Reference Room in Washington, D.C.

By Phone:    (202) 551-8090

By Mail:       Public Reference Room
                      Securities and Exchange Commission
                      100 F Street, NE
                      Washington, DC 20002
By Email:      publicinfo@sec.gov

Is Additional Information About the New Fund Available?  A prospectus for the New Fund accompanies this Proxy Statement.  The information in this prospectus is not complete and may be changed.  The New Fund may not sell its securities until its registration statement filed with the SEC is effective.  The prospectus is not an offer to sell the New Fund’s securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

What is the Effect of Voting “FOR” the Reorganization? By voting “FOR” the Reorganization and the Reorganization Plan, Focus Fund shareholders will be agreeing to become a shareholder of the New Fund.  As a result, you are agreeing to all of the features of the New Fund.

Comparison of Current Fees and Expenses. The following table describes the fees and expenses associated with holding the Focus Fund Shares and the New Fund Shares.  In particular, the tables compare the fee and expense information for the Focus Fund Shares as of the most recently completed fiscal year ended September 30, 2013, and the pro forma fees and expenses of the New Fund Shares following the Reorganization.  Pro forma expense ratios shown should not be considered an actual representation of future expenses or performance.  Such pro forma expense ratios project anticipated asset and expense levels, but actual ratios may be greater or less than those shown.

	Focus Fund	New Fund (Pro Forma)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None	None
Redemption Fee (1)	None	None
Exchange Fee	None	None

Annual Fund Operating Expense (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.26%	[●]% (2)
Total Annual Fund Operating Expenses	1.26%	[●]%

(1)	The Focus Fund’s transfer agent charges a fee of $15 for each wire redemption. The New Fund’s transfer agent does not charge a fee for wire redemptions.

(2)
The expense information in the table reflects current fees pursuant to contracts entered into with the new service providers to the New Fund for administrative, fund accounting, custodial, distribution and transfer agency services.

This Example is intended to help you compare the cost of investing in the Focus Fund and the New Fund, on a pro forma basis, with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Focus Fund and the New Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the New Fund’s and the Focus Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Focus Fund	$128	$400	$692	$1,523
New Fund (Pro Forma)	$[●]	$[●]	$[●]	$[●]

Comparison of Investment Objective and Investment Strategies. The investment objective, principal investment strategies, and day-to-day portfolio management of the New Fund will be substantially the same as the Focus Fund.

The New Fund will, however, have slightly different fundamental and non-fundamental investment restrictions.  For more information regarding the investment restrictions of the Focus Fund and the New Fund, please see the section titled “Comparison of Investment Restrictions.”  Despite these differences, Fiduciary Management and Broadview do not believe that there will be any material differences between the current investment strategies of the Focus Fund and the investment strategies that the New Fund will pursue.

The following discussion describes the principal risks that may affect the New Fund.  These principal risks are equally applicable to the Focus Fund.  You will find additional descriptions of specific risks for the New Fund in the prospectus accompanying this Proxy Statement. The risks below could affect the value of your investment, and because of these risks the New Fund is a suitable investment only for those investors who have long-term investment goals and a high tolerance for risk:

•
Management Risk:  The strategies employed by the adviser in selecting investments for the New Fund may not result in an increase in the value of your investment or in overall performance equal to other investment vehicles having similar investment strategies.

•
Stock Market Risk:  The prices of the securities in which the New Fund invests may decline for a number of reasons.  The price declines of common stocks, in particular, may be steep, sudden and/or prolonged.  Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

•
Medium Capitalization Companies Risk:  Medium capitalization companies tend to be more susceptible to adverse business or economic events than large capitalization companies, and there is a risk that the securities of medium capitalization companies may have limited liquidity and greater price volatility than securities of large capitalization companies.

•
Small Capitalization Companies Risk:  Small capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than large and medium capitalization companies.  There is a risk that the securities of small capitalization companies may have limited liquidity and greater price volatility than securities of large and medium capitalization companies, which can negatively affect the New Fund’s ability to sell these securities at quoted market prices.  Finally, there are periods when investing in small capitalization company stocks falls out of favor with investors and these stocks may underperform.

•
Value Investing Risk:  The New Fund’s portfolio managers may be wrong in their assessment of a company’s value and the stocks the New Fund holds may not reach what the portfolio managers believe are their full values.  From time to time “value” investing falls out of favor with investors.  During these periods, the New Fund’s relative performance may suffer.

Comparison of Investment Restrictions.  The Focus Fund has adopted, and the New Fund will adopt, the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of:  (i) 67% of shares present or represented at a shareholders’ meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares.  A comparison of these fundamental investment restrictions follows:

Focus Fund	New Fund
The Focus Fund will not purchase securities on margin (except for such short term credits as are necessary for the clearance of transactions); provided, however, that the Focus Fund may (i) borrow money to the extent set forth in investment restriction no. 3; (ii) purchase or sell futures contracts and options on futures contracts; (iii) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts; and (iv) write or invest in put or call options.

The New Fund will not purchase securities on margin (except for such short term credits as are necessary for the clearance of transactions); provided, however, that the New Fund may (i) borrow money to the extent set forth in investment restriction no. 3; (ii) purchase or sell futures contracts and options on futures contracts; (iii) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts; and (iv) write or invest in put or call options.

The Focus Fund may sell securities short and write put and call options to the extent permitted by the Investment Company Act of 1940.	The New Fund may sell securities short and write put and call options to the extent permitted by the Investment Company Act of 1940.
The Focus Fund may borrow money or issue senior securities to the extent permitted by the Investment Company Act of 1940.	The New Fund may borrow money or issue senior securities to the extent permitted by the Investment Company Act of 1940.
The Focus Fund may pledge or hypothecate its assets to secure its borrowings.	The New Fund may pledge or hypothecate its assets to secure its borrowings.

Focus Fund	New Fund
The Focus Fund will not lend money (except by purchasing publicly distributed debt securities, purchasing securities of a type normally acquired by institutional investors or entering into repurchase agreements) and will not lend its portfolio securities.
The New Fund will not make loans of money (except for the lending of the New Fund’s portfolio securities and purchases of debt securities consistent with the Fund’s investment policies).
The Focus Fund will not make investments for the purpose of exercising control or management of any company.	The New Fund will not make investments for the purpose of exercising control or management of any company.
The Focus Fund will not purchase securities of any issuer (other than the United States or an instrumentality of the United States) if, as a result of such purchase, the Focus Fund would hold more than 10% of any class of securities, including voting securities, of such issuer or more than 5% of the Focus Fund’s assets, taken at current value, would be invested in securities of such issuer, except that up to 25% of the Focus Fund’s total assets may be invested without regard to these limitations.

The New Fund will not purchase securities of any issuer (other than the United States or an instrumentality of the United States) if, as a result of such purchase, the New Fund would hold more than 10% of the voting securities of such issuer or more than 5% of the New Fund’s total assets, taken at current value, would be invested in securities of such issuer, except that up to 25% of the New Fund’s total assets may be invested without regard to these limitations

The Focus Fund will not invest 25% or more of the value of its total assets, determined at the time an investment is made, exclusive of U.S. government securities, in securities issued by companies primarily engaged in the same industry.

The New Fund will not invest 25% or more of the value of its total assets, determined at the time an investment is made, exclusive of U.S. government securities, in securities issued by companies primarily engaged in the same industry.

The Focus Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Corporation or an officer, director or other affiliated person of its investment adviser.

The New Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Trust or an officer, director or other affiliated person of its investment adviser.

The Focus Fund will not act as an underwriter or distributor of securities other than shares of the Focus Fund (except to the extent that the Focus Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities).

The New Fund will not act as an underwriter or distributor of securities other than shares of the New Fund (except to the extent that the New Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities).

Focus Fund	New Fund
The Focus Fund will not purchase any interest in any oil, gas or other mineral leases or any interest in any oil, gas or any other mineral exploration or development program.	The New Fund will not purchase any interest in any oil, gas or other mineral leases or any interest in any oil, gas or any other mineral exploration or development program.
The Focus Fund will not purchase or sell real estate or real estate mortgage loans or real estate limited partnerships.
The New Fund will not purchase or sell real estate or interests in real estate, unless acquired as a result of ownership of securities (although the New Fund may purchase and sell securities that are secured by real estate and securities of companies that invest or deal in real estate).

The Focus Fund will not purchase or sell commodities or commodity contracts, except that the Focus Fund may enter into futures contracts and options on futures contracts.
The New Fund will not purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the New Fund from engaging in transactions involving futures contracts and options thereon or other investments that are secured by commodities, in accordance with the New Fund’s investment policies.

The Focus Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Corporation’s Board of Directors without shareholder approval, and the New Fund will adopt certain other investment restrictions which are not fundamental policies which may be changed by the Broadview Funds Trust’s Board of Trustees without shareholder approval.  A comparison of these non-fundamental risks follows:

Focus Fund	New Fund
The Focus Fund will not invest more than 15% of the value of its net assets in illiquid securities.	The New Fund will not invest more than 15% of the value of its net assets in illiquid securities.

Focus Fund	New Fund
The Focus Fund’s investments in warrants will be limited to 5% of the Focus Fund’s net assets.  Included within such 5%, but not to exceed 2% of the value of the Focus Fund’s net assets, may be warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange, now known as NYSE Amex Equities.

The New Fund’s investments in warrants will be limited to 5% of the New Fund’s net assets.  Included within such 5%, but not to exceed 2% of the value of the New Fund’s net assets, may be warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange, now known as NYSE MKT LLC.

The Focus Fund will not purchase the securities of other investment companies except: (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Focus Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker’s commission. No purchases described in (b) and (c) will be made if as a result of such purchases (i) the Focus Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of the Focus Fund’s net assets would be invested in shares of any one registered investment company; and (iii) more than 10% of the Focus Fund’s net assets would be invested in shares of registered investment companies; provided, however, that the Focus Fund may invest in shares of money market funds in excess of the foregoing limitations, subject to the conditions of Rule 12d1-1 under the Investment Company Act of 1940, including the requirement that the Focus Fund not pay any sales charge or service fee in connection with such investment.
None.

Comparison of Investment Advisers, Advisory Fees and Service Providers.  The following is a brief comparison of the investment advisers, fees and service providers of the Focus Fund and the New Fund:

	Focus Fund	New Fund
Investment Adviser	Fiduciary Management 100 East Wisconsin Avenue Suite 2200 Milwaukee, Wisconsin 53202	Broadview 330 East Kilbourn Avenue Suite 1475 Milwaukee, Wisconsin 53202
Investment Advisory Fees
Pursuant to its Investment Advisory Agreement, Fiduciary Management is entitled to receive a fee at an annual rate of 1.00% of the average daily net assets of the Focus Fund.  Fiduciary Management may periodically waive all or a portion of its advisory fee with respect to the Fund.  For the past fiscal year ended September 30, 2012, the Focus Fund paid advisory fees, after waiver or reimbursement, at the rate of 1.00%.

Pursuant to its Investment Advisory Agreement, Broadview is entitled to receive a fee at an annual rate of 1.00% of the average daily net assets of the New Fund.  Broadview may periodically waive all or a portion of its advisory fee with respect to the Fund.

Sub Adviser	Broadview 330 East Kilbourn Avenue Suite 1475 Milwaukee, Wisconsin 53202	None
Sub Adviser Fee
Fiduciary Management, not the Focus Fund, is responsible for paying the fee of Broadview.  Fiduciary Management pays Broadview a fee equal to 0.85% of the first $500 million of the average daily net assets of the Focus Fund, and 0.80% of the Focus Fund’s average daily net assets in excess of $500 million.

None

	Focus Fund	New Fund
Portfolio Managers
The investment portfolio of the Focus Fund is managed by Broadview.  All investment decisions are made by a team of investment professionals representing Broadview, any of whom may make recommendations subject to the final approval of Richard E. Lane.

Mr. Lane has served as a portfolio manager to the Focus Fund since October 1, 1997, and currently serves as the President of Broadview.  The other members of the investment team are Aaron J. Garcia, who has been with Broadview since 2003 and is currently a senior security analyst; Faraz Farzam, who has been with Broadview since 2001 and is currently a senior security analyst; and Richard J. Whiting, who has been with Broadview since 2001 and currently serves as the Manager of the Broadview’s Trading Department and a security analyst

The investment portfolio of the New Fund will be managed by Broadview.  All investment decisions will be made by a team of investment professionals representing Broadview, any of whom may make recommendations subject to final approval of Richard E. Lane.

Mr. Lane has served as a portfolio manager to the Focus Fund since October 1, 1997, and currently serves as the President of Broadview.  The New Fund’s other portfolio managers are Aaron J. Garcia, who has been with Broadview since 2003 and is currently a portfolio manager; Faraz Farzam, who has been with Broadview since 2001 and is currently a portfolio manager; and Richard J. Whiting, who has been with Broadview since 2001 and currently serves as the Manager of the Broadview’s Trading Department and a portfolio manager.

Distributor	Rafferty Capital Markets, LLC 1010 Franklin Avenue Garden City, New York 11530	ALPS Distributors, Inc. 1290 Broadway Suite 1100 Denver, Colorado 80203
Administrator and Transfer Agent	U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201	ALPS Fund Services, Inc. 1290 Broadway Suite 1100 Denver, Colorado 80203

	Focus Fund	New Fund
Custodian	U.S. Bank, N.A. 1555 North RiverCenter Drive Suite 302 Milwaukee, Wisconsin 53212	[●]

Comparison of Business Structures.  Federal securities laws largely govern the way mutual funds operate, but they do not cover every aspect of a fund’s existence and operation.  State law and each fund’s governing documents create additional operating rules and restrictions that funds must follow.

The Corporation is a Maryland corporation, and Broadview Funds Trust is organized as a Delaware statutory trust. Each is governed by its respective organizational documents, as well as applicable state and federal law.

Terms of the Reorganization. At the effective time of the Reorganization and pursuant to the terms and conditions of the Reorganization Plan, the New Fund will acquire all of the assets and liabilities of the Focus Fund.  The New Fund will issue the number of full and fractional New Fund Shares determined by dividing the net value of all the assets of the Focus Fund by the net asset value of one share of the New Fund.  The Reorganization Plan provides the time for and method of determining the net value of the Focus Fund’s assets and the net asset value of a share of the New Fund.  To determine the valuation of the assets transferred by the Focus Fund and the number of New Fund Shares to be transferred, the parties will use the standard valuation methods used by the Focus Fund and the New Fund in determining daily net asset values.  There are no material differences between the valuation procedures of the Focus Fund and the New Fund. The valuation will be calculated immediately prior to the closing of the Reorganization, which, if approved by shareholders of the Focus Fund, is expected to occur on or about November 29, 2013, and will be calculated at the time of day the Focus Fund and the New Fund ordinarily calculate their net asset values.

The Focus Fund will distribute the New Fund Shares it receives in the Reorganization to its shareholders.  Shareholders of record of the Focus Fund will be credited with New Fund Shares having an aggregate value equal to Focus Fund Shares that the shareholders hold of record at the effective time of the Reorganization.  At that time, the Focus Fund will redeem and cancel its outstanding shares and will liquidate as soon as is reasonably practicable after the Reorganization.

The Reorganization Plan may be terminated by resolution of the Board or the Broadview Funds Trust’s Board of Trustees under certain circumstances.  Completion of the Reorganization is subject to numerous conditions set forth in the Reorganization Plan.  An important condition to closing is that the New Fund receives a tax opinion from counsel to the effect that the Reorganization will qualify as a “reorganization” for U.S. federal income tax purposes.  As such, the Reorganization will not be taxable for such purposes to the Focus Fund, the New Fund or the Focus Fund’s shareholders.  Lastly, the closing is conditioned upon both the Focus Fund and the

New Fund receiving the necessary documents to transfer assets and liabilities in exchange for shares of the New Fund.

The foregoing brief summary of the Reorganization Plan is qualified in its entirety by the terms and provisions of the Reorganization Plan, a copy of which is attached hereto as Annex A and incorporated herein by reference.

Board Consideration of the Reorganization.  The Board considered the following items in approving the Reorganization and the Reorganization Plan:

Investment Objective and Strategies

The New Fund has the same investment objective and substantially the same principal investment strategies as the Focus Fund.

Expected Tax-Free Nature of the Reorganization

The Board considered the expected tax-free nature of the Reorganization.  If you were to redeem your investment in the Focus Fund and invest the proceeds in another fund or other investment product, you generally would recognize gain or loss for U.S. federal income tax purposes upon the redemption of the shares.  By contrast, upon completion of the Reorganization, it is intended that: (1) you will not recognize a taxable gain or loss for U.S. federal income tax purposes upon your receipt of New Fund Shares; (2) you will have the same tax basis in your New Fund shares as you had in your Focus Fund shares for U.S. federal income tax purposes; and (3) assuming that you hold your Focus Fund shares as a capital asset, you will have the same holding period for your New Fund shares as you had for your Focus Fund shares.  As a shareholder of an open-end fund, you will continue to have the right to redeem any or all of your shares at net asset value at any time.  At that time, you generally would recognize a gain or loss for U.S. federal income tax purposes.

Expenses of the Reorganization

The Board took into consideration the agreement between Fiduciary Management and Broadview to bear all of the expenses incurred by the Focus Fund and the New Fund that are related to the Reorganization, so that the shareholders of the Focus Fund and the New Fund will not bear these costs.

Performance

As part of the Reorganization, the Focus Fund will be reorganized into the New Fund, which was created specifically to receive the assets and assume the liabilities of the Focus Fund.  The New Fund will be the accounting survivor of the Reorganization, and the New Fund is expected to assume the performance history of the Focus Fund at the closing of the Reorganization. The average annual total returns of the Focus Fund are presented in the Focus Fund’s prospectus.  Please remember that past performance is no guarantee of future results.

Material U.S. Federal Income Tax Consequences

The following discussion summarizes the material U.S. federal income tax consequences of the Reorganization that are applicable to you as a New Fund shareholder.  It is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this Proxy Statement and all of which are subject to change, including changes with retroactive effect.  The discussion below does not address any state, local or foreign tax consequences of the Reorganization.  Your tax treatment may vary depending upon your particular situation.  You also may be subject to special rules not discussed below if you are a certain kind of New Fund shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or an entity that is not organized under the laws of the United States or political subdivision thereof; a holder of New Fund shares as part of a hedge, straddle or conversion transaction; a person that does not hold New Fund shares as a capital asset at the time of the Reorganization; or an entity taxable as a partnership for U.S. federal income tax purposes.

Neither the Focus Fund nor the New Fund has requested or will request an advance ruling from the Internal Revenue Service as to the U.S. federal income tax consequences of the Reorganization or any related transaction.  The Internal Revenue Service could adopt positions contrary to those discussed below and such positions could be sustained.  You are urged to consult with your own tax advisors and financial planners as to the particular tax consequences of the Reorganization to you, including the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

The obligation of the Focus Fund and the New Fund to consummate the Reorganization is conditioned upon their receipt of an opinion of counsel to the Focus Fund generally to the effect that the Reorganization will qualify as a “reorganization” under Section 368(a)(1)(F) of the Code, and the Focus Fund and the New Fund will each be a “party to a reorganization” under Section 368(b) of the Code.  Provided that the Reorganization so qualifies and the Focus Fund and the New Fund are so treated, for U.S. federal income tax purposes, generally:

•	Neither the New Fund nor the Focus Fund will recognize any gain or loss as a result of the Reorganization.

•
A Focus Fund shareholder will not recognize any gain or loss as a result of the receipt of the New Fund Shares solely in exchange for such shareholder’s Focus Fund shares pursuant to the Reorganization.

•
A Focus Fund shareholder’s aggregate tax basis in the New Fund Shares received pursuant to the Reorganization will equal such shareholder’s aggregate tax basis in Focus Fund shares held immediately before the Reorganization.

•
A Focus Fund shareholder’s holding period for the New Fund Shares received pursuant to the Reorganization will include the period during which the shareholder held Focus Fund shares, provided that such shareholder held Focus Fund shares as capital assets.

The tax opinion described above will be based upon facts, representations and assumptions to be set forth or referred to in the opinion and the continued accuracy and completeness of representations made by the Focus Fund and New Fund, including representations in certificates to be delivered by the respective management of each of the Focus Fund and the New Fund.  Counsel rendering the opinion will not independently investigate or verify the validity of such facts, representations and assumptions, and its opinion may be jeopardized if any of these facts, representations or assumptions is incorrect in any material respect.

The Focus Fund believes that it has been, and expects to continue to be, relieved of U.S. federal income tax liability to the extent that it makes timely distributions of its taxable income and gains to its shareholders and meets all other requirements imposed on regulated investment companies under Subchapter M of the Code.  A shareholder must include any such distributions in such shareholder’s taxable income.

Fees and Expenses of the Reorganization.  All external fees and expenses, including accounting expenses, legal expenses, proxy expenses, or other similar expenses that are incurred to complete the Reorganization will be borne equally by Fiduciary Management and Broadview.  As there are no expected adjustments to the Focus Fund’s investment portfolio to facilitate the Reorganization, it is not expected that the Focus Fund will incur any brokerage expenses in connection with the Reorganization.

The Board believes that the proposal is in the best interests of Focus Fund shareholders, and the Board recommends that Focus Fund shareholders vote in favor of the proposal to approve the Reorganization and Plan of Reorganization.

PROPOSAL 2:  ELECTION OF DIRECTORS

All shareholders of the FMI Focus Fund, the FMI Large Cap Fund and the FMI International Fund are being asked to elect seven nominees to constitute the Board. At a meeting held on September 27, 2013, the Board, upon the recommendation of the non-interested directors of the Board, approved the director nominees listed in the table below. All nominees have consented to serve as directors upon their election, but if any of them should decline or be unable to act as a director, the persons named as proxies may vote in favor of such other person or persons as the Board may recommend.

If elected, each director will hold office until his or her successor is duly elected, or until the director’s death, resignation, retirement or removal. If all of the nominees are elected, the Board will consist of three directors who are considered “interested persons” (as defined in the Investment Company Act of 1940) of the Funds and four directors who are not considered “interested persons” of the Funds.

Nominees for the Board. Each nominee for director of the Corporation is listed in the following table, together with information regarding his age at September 30, 2013 and business experience during the past five years.

Interested Director Nominees

Name, Address and Age	Position(s), Term of Office, Length of Time Served and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director During the Past 5 Years
Patrick J. English, (1) 52 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Director since 1997 (Indefinite term); Vice President since 1996 (One year term); 4 Portfolios.	Mr. English is Chief Executive Officer, Chief Investment Officer and Treasurer of Fiduciary Management, Inc. and has been employed by Fiduciary Management in various capacities since December 1986.	FMI Common Stock Fund, Inc.
Ted D. Kellner, (1) 67 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Director since 1996 (Indefinite term); President and Treasurer since 1996 (One year term for each office); 4 Portfolios.	Mr. Kellner is Executive Chairman of Fiduciary Management which he co-founded in 1980.	Marshall & Ilsley Corporation (2000 to 2011), FMI Common Stock Fund, Inc. and Metavante Technologies, Inc.
John S. Brandser, (1) 51 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Newly elected Director (Indefinite term); Vice President since 2008 (One year term); Secretary since 2009 (One year term); 1 Portfolio.
Mr. Brandser is President, Secretary, Chief Operating Officer and Chief Compliance Officer of Fiduciary Management and has been employed by Fiduciary Management, Inc. in various capacities since March 1995
FMI Common Stock Fund, Inc.

(1) Messrs. English, Kellner and Brandser are directors who are “interested persons” of the Corporation as that term is defined in the Investment Company Act of 1940.  Messrs. English, Kellner and Brandser are “interested persons” of the Corporation because they are officers of the Corporation and Fiduciary Management, Inc.

Non-Interested Director Nominees

Name, Address and Age	Position(s), Term of Office, Length of Time Served and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director During the Past 5 Years
Barry K. Allen, 64 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Director since 1996 (Indefinite term); 4 Portfolios.
Mr. Allen is President of
Allen Enterprises, LLC
(Boca Grande, FL), a
private equity investments
and management company,
and Senior Advisor for
Providence Equity Partners
(Providence, RI) since
September 2007.

BCE, Inc. (Bell Canada Enterprise), Harley-Davidson, Inc., FMI Common Stock Fund, Inc., FMI Mutual Funds, Inc. and CDW Corporation
Robert C. Arzbaecher, 53 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Director since 2007 (Indefinite term); 4 Portfolios.
Mr. Arzbaecher is
President and Chief
Executive Officer of
Actuant Corporation
(Menomonee Falls, WI), a
manufacturer of a broad
range of industrial
products and systems, and
the Chairman of the Board
of Directors of Actuant
Corporation.

Actuant Corporation, CF Industries Holdings, Inc., FMI Common Stock Fund, Inc., and FMI Mutual Funds, Inc.
Gordon H. Gunnlaugsson, 69 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Director since 2001 (Indefinite term); 4 Portfolios.	Mr. Gunnlaugsson retired from Marshall & Ilsley Corporation (Milwaukee, WI) in December 2000.	FMI Common Stock Fund, Inc., FMI Mutual Funds, Inc. and Renaissance Learning, Inc.

Name, Address and Age	Position(s), Term of Office, Length of Time Served and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director During the Past 5 Years
Paul S. Shain, 50 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Director since 2001 (Indefinite term); 4 Portfolios.
Mr. Shain is President and
Chief Executive Officer of
Singlewire Software, LLC
(Madison, WI), a provider
of IP-based paging and
emergency notification
systems.  Prior to joining
Singlewire in April 2009,
Mr. Shain was Senior
Vice President of CDW
Corporation (Vernon
Hills, IL) and Chief
Executive Officer of
Berbee Information
Networks, a strategic
business unit of CDW
 which CDW acquired in
2006.  Mr. Shain was
 employed in various
capacities by CDW and
Berbee Information
Networks from January
2000 to October 2008.
FMI Common Stock Fund, Inc. and FMI Mutual Funds, Inc.

Director Experience and Qualifications. Following is a brief discussion of the experiences and qualifications of each nominee.  Patrick J. English and Ted D. Kellner have served as directors of the Corporation for 12 years. Mr. English’s current experience and skills as a portfolio managers of the FMI Large Cap Fund and the FMI International Fund, Mr. Kellner’s prior experience as a portfolio manager of the FMI Large Cap Fund and FMI International Fund as well as their familiarity with the investment strategies utilized by Fiduciary Management and with the Focus Fund’s portfolio, led to the conclusion that they should serve as directors. John S. Brandser has been with Fiduciary Management for over 17 years, currently serving as Chief Operating Officer and Chief Compliance Officer, and brings to the Board of Directors a deep understanding of the investment management industry and the rules and regulations applicable to the industry, which allows him to serve as a valuable resource to the Board on matters impacting the investment management industry generally and the Fund specifically. Barry K. Allen’s experience with regulated industries, most recently as president of a private equity investments and management company, has provided him with a solid understanding of regulated entities like the Corporation, enabling him to provide the Board of Directors with valuable input and oversight. Robert C. Arzbaecher’s long experience as an employer and chief executive officer of a manufacturing company has honed his understanding of financial statements and the complex issues that confront businesses, making him a valuable member of the Board. Gordon H. Gunnlaugsson has extensive experience in the financial industry that has provided him with a thorough knowledge of financial products and financial statements, making him a valuable member of the Board. Paul S. Shain’s experience in the technology industry, most recently as the chief executive officer of an IP-based paging and emergency notification systems, has sharpened his financial and operational knowledge, and he brings these assets to the Board in a relatable, effective way. Each of Messrs. Allen, Arzbaecher, Gunnlaugsson and Shain takes a conservative and thoughtful approach to addressing issues facing the Funds. The combination of skills and attributes discussed above led to the conclusion that each of Messrs. Allen, Arzbaecher, Gunnlaugsson and Shain should serve as a director.

Officers.  The following are officers of the Funds:

Name, Address and Age	Position(s), Term of Office, Length of Time Served and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During the Past 5 Years
Patrick J. English, (1) 52 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Director since 1997 (Indefinite term); Vice President since 1996 (One year term); 4 Portfolios.	Mr. English is Chief Executive Officer, Chief Investment Officer and Treasurer of Fiduciary Management and has been employed by the Adviser in various capacities since December 1986.
Ted D. Kellner, (1) 67 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Director since 1996 (Indefinite term); President and Treasurer since 1996 (One year term for each office); 4 Portfolios.	Mr. Kellner is Executive Chairman of Fiduciary Management which he co-founded in 1980.
John S. Brandser, (1) 51 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Newly elected Director (Indefinite term); Vice President since 2008 (One year term); Secretary since 2009 (One year term); 1 Portfolio.
Mr. Brandser is President, Secretary, Chief Operating Officer and Chief Compliance Officer of Fiduciary Management and has been employed by Fiduciary Management, Inc. in various capacities since March 1995.

Kathleen M. Lauters, 61 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Chief Compliance Officer since 2004 (at Discretion of Board)	Ms. Lauters has been the Fund’s Chief Compliance Officer since September 2004

Responsibilities of the Board. The primary responsibility of the Board is to provide oversight of the management of the Funds. The Board held four meetings during the fiscal year ended September 30, 2012. All of the incumbent directors attended each of those meetings.

The day-to-day operations of the Funds are managed by the adviser with assistance from other service providers approved by the Board. The Board oversees the services provided by the adviser and other service providers. The Board does not have a chairperson. The President of FMI, or such other person designated by the Board, serves as the chair of the Board meetings. Counsel to FMI attends all Board meetings. The Board is structured to encourage equal participation by all members and to provide for and to promote open and candid communication between the Board and the adviser and the other service providers to assist the Board in fulfilling its oversight responsibilities. The Board believes that this structure is appropriate in recognition of the historical relationship between FMI and the adviser, the Funds’ net assets and the nature of the Funds’ investments.

As part of its general oversight responsibilities, the Board, directly and through its audit committee, is involved in the risk oversight of the Funds. The Funds, the adviser and other service providers have adopted policies, procedures and controls to address the Funds’ operational, investment and compliance risks. The Board meets regularly during the year to review, among other information related to the Funds’ operations, the contractual arrangements with the adviser and other service providers for the Funds, the Funds’ performance and investment strategies and limitations and compliance and regulatory matters. The Board, directly and through its committee, reviews information from the adviser, other Fund service providers, the Funds’ independent registered public accounting firm and counsel to the Funds to assist it in its oversight responsibilities. The Board reviews the Funds’ performance and meets with the adviser and the Funds’ portfolio managers. As part of its compliance oversight, the Board receives and reviews the annual report prepared by the Chief Compliance Officer (CCO) as required by Rule 38a-1 under the Investment Company Act of 1940 and quarterly reports regarding the operation of the compliance policies and procedures, including any material compliance issues that arose during the quarter for the Funds. The non-interested Directors also meet quarterly with the CCO in executive session. In addition, any material changes to a Funds’ investment objective, strategies and restrictions must be approved by the Board.

Shareholders wishing to communicate with the Board or individual directors should send such correspondence to the Board at FMI’s offices, located at 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202. Shareholder communications will be sent directly to the applicable Board member(s).  The Corporation currently does not have a policy with respect to Board members’ attendance at shareholder meetings.

Board Committee.  The Board has created an audit committee whose members consist of Messrs. Allen, Arzbaecher, Gunnlaugsson and Shain, all of whom are non-interested directors. The primary functions of the audit committee are to recommend to the Board the independent registered public accounting firm to be retained to perform the annual audit of the Funds, to review the results of the audit, to review the Funds’ internal controls and to review certain other matters relating to the Funds’ auditors and financial records. The audit committee met once during the fiscal year ended September 30, 2013, and all of the members of the committee attended that meeting.

The Board has no other committees.

Director Nomination Process.

General Nominating Policies, Procedures and Processes

The Board as a whole is responsible for identifying, evaluating and recommending nominees for director. However, the non-interested directors are responsible for selecting and nominating any non-interested directors. While the Board and the non-interested directors (with respect to selecting and nominating non-interested directors) do not have a formal process for identifying and evaluating director candidates, in identifying and evaluating nominees for director, the Board or the non-interested directors, as the case may be, seek to ensure:

•	that the Board possesses, in the aggregate, the strategic and financial skills and experience necessary to fulfill its duties and to achieve its objectives; and

•	that the Board is comprised of directors who have broad and diverse backgrounds, as appropriate, possessing knowledge in areas that are of importance to the Funds.

The Board and the non-interested directors (with respect to selecting and nominating non-interested directors) look at each nominee on a case-by-case basis regardless of who recommends the nominee (the Board in its discretion may consider recommendations by shareholders) to determine whether the proposed candidate meets the minimum qualifications for eligibility and is otherwise suitable for further consideration. Although the Board does not have a specific policy regarding the consideration of diversity in identifying nominees for directors, the Board believes that a diversity of business and other experience benefits the Board. At a minimum, each director nominee must have displayed the highest personal and professional ethics, integrity, values and sound business judgment. Further, in looking at the qualifications of each candidate to determine if their election would further the goals described above, the Board or the non-interested directors, as the case may be, may take into account all factors it considers appropriate, which may include the following specific qualities and skills:

•
Exhibit high standards of integrity, commitment and independent thought and judgment. Also be free of any conflict of interest that would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a director.

•	Have relevant experience with a range of skills that will allow the person to provide sound guidance with respect to the Funds’ operations and interests.

•	Have the ability to dedicate sufficient time, energy and attention to ensure the diligent pursuit of his or her duties, including attending meetings and reviewing all material in advance.

•
Have the ability to discuss major issues and come to a reasonable conclusion. The capability to understand, effectively discuss and make appropriate judgments with respect to issues of importance to the Funds. While being collegial, the candidate should have the ability to be direct and not afraid to disagree on important issues.

•	As advisable, possess experience in the review of financial statements and meet any independence requirements of applicable rules and regulations.

Process for Shareholder Director Nominees.  The Board and the non-interested directors (with respect to selecting and nominating non-interested directors) do not have a formal policy with regard to the consideration of any director candidates recommended by shareholders. Because of the size of the Board and the historical small turnover of its members, the Board and the non-interested directors (with respect to selecting and nominating non-interested directors) addresses the need to retain members and fill vacancies after discussion among current members. Accordingly, the Board and the non-interested directors (with respect to selecting and nominating non-interested directors) have determined that it is appropriate not to have such a policy at this time.

While the Board and the non-interested directors (with respect to selecting and nominating non-interested directors) are not required to consider candidates recommended by the Funds’ shareholders for election as directors, the Board, in its discretion, may consider such recommendations. Any shareholder that wishes to nominate a director candidate should submit complete information as to the identity and qualifications of the director candidate. At a minimum, this information should include: (a) the name and age of the nominee; (b) the nominee’s business background for at least the past five years; (c) any directorships that the nominee holds, or has held in the past five years, in public companies or investment companies; (d) any relationships of the nominee to the Funds, including share ownership; and (e) a description of all arrangements or understandings between such shareholder and each nominee and any other person pursuant to which the nomination is being made.

A shareholder recommendation for a director nominee should be delivered to the Corporation’s Secretary, at 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202.

Board Leadership Structure.  The Board has general oversight responsibility with respect to the operation of the Corporation and the Funds. The Board has engaged the Adviser to manage the Funds and is responsible for overseeing the Adviser and other service providers to the Corporation and the Funds in accordance with the provisions of the Investment Company Act of 1940 and other applicable laws. The Board has established an audit committee to assist the Board in performing its oversight responsibilities.

The Corporation does not have a Chairman of the Board, nor does the Corporation have a lead non-interested director. The President of the Corporation is the presiding officer at all Board meetings and sets the agenda for the Board meetings, with input from the other directors and officers of the Corporation. the Corporation has determined that its leadership structure is appropriate in light of, among other factors, the asset size and nature of the Funds, the arrangements for the conduct of the Funds’ operations, the number of directors, and the Board’s responsibilities.

Board Oversight of Risk.  Through its direct oversight role, and indirectly through the audit committee, and officers of the Funds and service providers, the Board performs a risk oversight function for the Funds. To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Funds; reviews and approves, as applicable, the compliance policies and procedures of the Funds; approves the Funds’ principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the Adviser and the independent registered public accounting firm of the Funds, to review and discuss the activities of the Funds and to provide direction with respect thereto; and appoints a chief compliance officer of the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and their service providers.

As referenced above, the audit committee plays a significant role in the risk oversight of the Funds as it meets annually with the auditors of the Funds and quarterly with the Funds’ chief compliance officer.

Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds, the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals. As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.

Board Compensation.  During the fiscal year ended September 30, 2013, the Corporation paid each non-interested director $[●]in director’s fees.  The Corporation’s standard method of compensating directors is to pay each director who is not an officer of the Corporation a fee of $[●] for each meeting of the Board of Directors attended, and each member of the audit committee an annual fee of $[●].

The following table sets forth the aggregate compensation paid by the Corporation to each of the then serving directors of the Corporation for the fiscal year ended September 30, 2013 and total compensation paid by the Corporation and the Fund Complex to each of the then serving directors of the Corporation for the fiscal year ended September 30, 2013.  Mr. Brandser did not previously serve as a director.

COMPENSATION TABLE

Name of Person	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Corporation and Fund Complex Paid to Directors
Interested Directors
Patrick J. English	$ 0	$ 0	$ 0	$ 0
Ted D. Kellner	$ 0	$ 0	$ 0	$ 0
Richard E. Lane*	$ 0	$ 0	$ 0	$ 0
Non-Interested Directors
Barry K. Allen	$ [●]	$ 0	$ 0	$ [●]
Robert C. Arzbaecher	$ [●]	$ 0	$ 0	$ [●]
Gordon H. Gunnlaugsson	$ [●]	$ 0	$ 0	$ [●]
Paul S. Shain	$ [●]	$ 0	$ 0	$ [●]
______________________
*	Mr. Lane is not a nominee for election at the meeting.

Ownership of Board Members in Fund and Fund Complex.  The following tables set forth the dollar range of shares of each Fund owned by each current director and Mr. Brandser as of September 30, 2013, which is also the valuation date:

Name of Interested Director/Nominee	Dollar Range of Equity Securities in the Focus Fund	Dollar Range of Equity Securities in the International Fund	Dollar Range of Equity Securities in the Large Cap Fund	Dollar Range of Equity Securities in Common Stock Fund	Aggregate Dollar Range of Shares in All Funds Overseen by Director
Patrick J. English	[●]	[●]	[●]	[●]	Over $100,000
Ted D. Kellner	[●]	[●]	[●]	[●]	Over $100,000
Richard E. Lane*	[●]	[●]	[●]	[●]	Over $100,000
John S. Brandser	[●]	[●]	[●]	[●]	Over $100,000

*           Mr. Lane is not a nominee for election at the meeting.

Name of Non-Interested Director/Nominee	Dollar Range of Equity Securities in the Focus Fund	Dollar Range of Equity Securities in the International Fund	Dollar Range of Equity Securities in the Large Cap Fund	Dollar Range of Equity Securities in Common Stock Fund	Aggregate Dollar Range of Shares in All Funds Overseen by Director
Barry K. Allen	[●]	[●]	[●]	[●]	Over $100,000
Robert C. Arzbaecher	[●]	[●]	[●]	[●]	Over $100,000
Gordon H. Gunnlaugsson	[●]	[●]	[●]	[●]	Over $100,000
Paul S. Shain	[●]	[●]	[●]	[●]	Over $100,000

Independent Registered Public Accounting Firm. The audit committee and the full Board, including a majority of the non-interested directors, have selected PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm to the Funds, and it is subject to annual appointment by the audit committee. PwC conducts an annual audit of the Funds’ financial statements.  Aggregate fees billed to the Funds for professional services rendered by PwC during the fiscal years ended September 30, 2013 and September 30, 2012 were as follows:

Type of Fee	2013	2012
Audit Fees	$65,693	$60,950
Audit-Related Fees	$0	$0
Tax Fees	$0	$0
All Other Fees	$0	$0

In the above table, “audit fees” are fees billed for professional services for the audit of the Funds’ annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements. “Audit-related fees” are fees billed for assurance and related services that are reasonably related to the performance of the audit of the Funds’ financial statements. “Tax fees” are fees billed for professional services rendered by PwC for tax compliance, tax advice and tax planning. During the last two fiscal years, there were no non-audit services rendered by PwC to the Corporation or any entity controlling, controlled by or under common control with the Corporation that provides ongoing services to the Corporation. All of PwC’s hours spent on auditing the Funds’ financial statements were attributed to work performed by full-time permanent employees of PwC. Representatives of PwC are not expected to be present at the Meeting.

There were no fees billed in the last two fiscal years for professional services rendered by the principal accountant to Fiduciary Management that were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The audit committee has adopted pre-approval policies and procedures that require it to pre-approve all audit and non-audit services performed for the Funds by its independent registered public accounting firm. The audit committee is also required to pre-approve certain non-audit services performed by the Funds’ independent registered public accounting firm on behalf of the adviser and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the Corporation. In accordance with its pre-approval policies and procedures, the audit committee pre-approved all audit services provided by PwC during fiscal years ended September 30, 2013 and September 30, 2012.

The Board recommends that the shareholders vote FOR each of the nominees.

OTHER MATTERS

The Board knows of no other matters that may come before the special meeting, other than the proposals as set forth above.  If any other matter properly comes before the special meeting, the persons named as proxies will vote on the same in their discretion.

OTHER INFORMATION

Shares Outstanding.  As of the Record Date, [●]shares of the Focus Fund were issued and outstanding and entitled to vote at the special meeting; [●] shares of the FMI Large Cap Fund were issued and outstanding and entitled to vote at the special meeting; and [●] shares of the FMI International Fund were issued and outstanding and entitled to vote at the special meeting.

Share Ownership Information.  As of the Record Date, the officers and directors of the Corporation, as a group, owned less than 1% of each Fund’s outstanding shares.  Unless otherwise noted below, as of the Record Date, no persons owned of record or are known by the Corporation to own of record or beneficially more than 5% of the Fund’s outstanding shares.

[Table to Be Inserted]

Proxies.  Whether you expect to be personally present at the special meeting or not, we encourage you to vote by proxy.  You can do this in one of three ways.  You may complete, date, sign and return the accompanying proxy card using the enclosed postage prepaid envelope; you may vote by calling 1-800-581-3783; or you may vote by Internet in accordance with the instructions noted on the enclosed proxy card.  Your shares will be voted as you instruct.  If no choice is indicated, your shares will be voted FOR each proposal and in the discretion of the persons named as proxies on such other matters that may properly come before the special meeting.  Any shareholder giving a proxy may revoke it before it is exercised at the special meeting by submitting to the Secretary of the Corporation a written notice of revocation or a subsequently signed proxy card, or by attending the special meeting and voting in person.  A prior proxy can also be revoked through the website or toll-free telephone number listed on the enclosed proxy card.  If not so revoked, the shares represented by the proxy will be cast at the special meeting and any adjournments thereof.  Attendance by a shareholder at the special meeting does not, in itself, revoke a proxy.

Quorum.  A quorum must be present at the meeting for the transaction of business.  A majority of the Fund’s shares outstanding and entitled to vote, represented in person or by proxy, constitutes a quorum at all meetings of shareholders.  Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote), if any, will be treated as shares present for purposes of determining the quorum but do not represent votes cast for the proposal.  In the event that a quorum is not present at the meeting, or in the event that a quorum is present but sufficient votes to approve the proposals are not received, the persons named as proxies may propose one or more adjournments of the meeting to a later date to permit further solicitation of votes.  Any such adjournment will require the affirmative vote of a majority of shares voting on the adjournment.  A shareholder vote may be taken for a proposal in this Proxy Statement prior to any adjournment if sufficient votes have been received for approval.  When voting on a proposed adjournment, the persons named as proxies will vote all proxies that they are entitled to vote FOR approval of the proposals in favor of adjournment and will vote all proxies required to be voted AGAINST the proposals against adjournment.

Required Vote.  In order for the Reorganization and the Reorganization Plan to be approved, they must be approved by the holders of a “majority of the outstanding voting securities” of the Focus Fund.  The term “majority of the outstanding voting securities,” as defined in the Investment Company Act of 1940 and as used in this Proxy Statement, means:  the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Focus Fund present at the meeting or represented by proxy if more than 50% of the outstanding voting securities of the Focus Fund are present in person or by proxy; or (ii) more than 50% of the outstanding voting securities of the Focus Fund.  Abstentions and broker non-votes will have the effect of a “no” vote on the proposal.

Directors are elected by a plurality of votes cast by shares entitled to vote in the election, assuming a quorum is present.  This means that the seven nominees who receive the largest number of votes will be elected as directors.  In the election of directors, votes may be cast in favor or withheld.  Votes that are withheld and broker non-votes will have no effect on the outcome of the election of directors.

If sufficient votes are not obtained to approve all proposals, the Board will consider what further action to take, including adjourning the special meeting and making a reasonable effort to solicit support with respect to the proposals that have not received sufficient votes.  If, after additional proxy solicitation, a proposal is not approved, the Board will consider what other action is appropriate and in the best interests of shareholders.  For purposes of voting on a proposal to adjourn the meeting, abstentions and broker non-votes will have no effect on the vote.

Method and Cost of Proxy Solicitation.  Proxies will be solicited by the Corporation primarily by mail.  The solicitation may also include telephone, facsimile, Internet or oral communication by certain officers or employees of the Corporation, the Funds, Fiduciary Management or Broadview, who will not be paid for these services.  In addition, proxy solicitation may be conducted by AST Solutions, which will be paid approximately $[●] and will be reimbursed for its related expenses.  Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information and recording the shareholder’s instruction.

Fiduciary Management and Broadview will bear the costs of the special meeting, including legal costs, printing and mailing costs and the costs of the solicitation of proxies.  Fiduciary Management and Broadview will also reimburse brokers and other nominees for their reasonable expenses in communicating with persons for whom they hold shares of the Fund.  The Fund estimates that the total expenditures relating to the solicitation of proxies will be approximately $[●].

No Appraisal Rights.  A shareholder of the Focus Fund who objects to the Reorganization will not be entitled to demand payment for, or an appraisal of, his or her shares.  However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for U.S. federal income tax purposes.  If the Reorganization is consummated, shareholders will be free to redeem shares of the New Fund that they receive in the Reorganization at their then-current net asset value.  Shareholders of the Focus Fund may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares in the Reorganization.

Additional Information.  The following additional information about the Funds has been filed with the SEC and is incorporated by reference into this Proxy Statement:

•
Semi-Annual Reports to Shareholders of the Funds for the period ended March 31, 2013 and Annual Reports to Shareholders of the Funds for the fiscal year ended September 30, 2012, including the audited financial statements therein; and

•	Prospectus (as supplemented to date), Summary Prospectus and SAI for the Funds, each dated January 31, 2013.

You may obtain a free copy of these documents, request other information or make general inquiries about the Funds by calling the Corporation at 1-800-811-5311 (toll-free), by visiting http://www.fmifunds.com, or by writing to:

FMI Funds, Inc.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin 53202

You also may view or obtain these documents from the SEC:

In Person:              At the SEC’s Public Reference Room in Washington, D.C.

By Phone:              (202) 551-8090

By Mail:                 Public Reference Room
Securities and Exchange Commission
100 F Street, NE
Washington, DC 20002
By Email:                publicinfo@sec.gov

Householding.  The SEC has adopted rules that permit investment companies, such as the Corporation, to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders.  This process, which is commonly referred to as “householding,” could result in extra convenience and cost savings for the Funds and their shareholders.  If you participate in householding and unless the Funds have received contrary instructions, only one copy of this Proxy Statement will be mailed to two or more shareholders who share an address.  If you need additional copies, do not want your mailings to be householded or would like your mailings householded in the future, please call 1-800-811-5311 or write to us at 100 East Wisconsin Avenue, Suite 2200, Milwaukee, WI 53202.  Copies of this Proxy Statement will be delivered to you promptly upon oral or written request.

Copies of the Funds’ most recent annual and semi-annual reports are available without charge upon request to the Funds at 100 East Wisconsin Avenue, Suite 2200, Milwaukee, WI 53202, on the Funds’ website at www.fmifunds.com, or by calling USBFS, toll-free, at 1-800-811-5311.

FUTURE MEETINGS; AND SHAREHOLDER PROPOSALS

The Corporation is generally not required to hold annual meetings of shareholders and the Corporation generally does not hold a meeting of shareholders in any year unless certain specified shareholder actions such as election of directors or approval of a new advisory agreement are required to be taken under the Investment Company Act of 1940 or the Corporation’s articles of incorporation and bylaws.  By observing this policy, the Corporation seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Corporation hereafter called should send the proposal to the Secretary of the Corporation at the Corporation’s principal offices within a reasonable time before the solicitation of the proxies for such meeting.  Shareholders who wish to recommend a nominee for election to the Board may do so by submitting the appropriate information about the candidate to the Corporation’s Secretary.  The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the Proxy Statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.  Also, the submission does not mean that the proposal will be presented at the meeting.  For a shareholder proposal to be considered at a shareholder meeting, it must be a proper matter for consideration under Wisconsin law.

By Order of the Board of Directors,

John S. Brandser
Secretary

Milwaukee, Wisconsin
October[●], 2013

ANNEX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made as of this [__] day of [_________], 2013, by and between FMI Funds, Inc., a Maryland corporation (“FMI”), on behalf of the FMI Focus Fund (the “Fund”), and Broadview Funds Trust, a Delaware statutory trust (“Newco”), on behalf of Broadview Opportunity Fund (the “New Fund”). Shareholders of the Fund are referred to herein as “Investors.”

Fiduciary Management, Inc., a Wisconsin corporation (“Seller”), joins this Agreement solely for purposes of paragraph 9.  Seller represents and warrants that the execution, delivery and performance of this Agreement by Seller will have been duly authorized prior to the Closing Date (as defined below) by all necessary action on the part of Seller, and this Agreement will constitute a valid and binding obligation of Seller enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights, and to general equity principles.  Broadview Advisors, LLC, a Wisconsin limited liability company (“Buyer”), joins this Agreement solely for purposes of paragraph 9.  Buyer represents and warrants that the execution, delivery and performance of this Agreement by Buyer will have been duly authorized prior to the Closing Date by all necessary action on the part of Buyer, and this Agreement will constitute a valid and binding obligation of Buyer enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights, and to general equity principles.

In accordance with the terms and conditions set forth in this Agreement, the parties desire that all of the assets of the Fund be transferred to the New Fund, and that the New Fund assume all liabilities, expenses, costs, charges and reserves of the Fund, whether absolute or contingent, known or unknown, accrued or unaccrued (each a “Liability” and collectively the “Liabilities”), in exchange for full and fractional shares of the New Fund (“Shares”), and that these Shares be distributed immediately after the Closing (as defined below) by the Fund to its Investors in liquidation and termination of the Fund.  Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to the Fund and the New Fund shall be the obligations, agreements, representations and warranties of the Fund and the New Fund only, and in no event shall any other series of FMI or of Newco or the assets of any other series of FMI or of Newco be held liable with respect to the breach or other default by the Fund or the New Fund, as the case may be, of its obligations, agreements, representations and warranties as set forth herein.  The New Fund is, and will be immediately prior to Closing, a shell series, without assets or liabilities, created for the purpose of acquiring the assets and liabilities of the Fund.  It is intended that the Reorganization (as defined below) described in this Agreement shall be a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder.

In consideration of the promises and of the covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

1.	PLAN OF REORGANIZATION

Subject to the terms and conditions herein set forth, and on the basis of the representations and warranties contained herein, the Fund shall assign, deliver and otherwise transfer its assets as set forth in paragraph 1.1 (the “Acquired Assets”) to the New Fund, free and clear of all liens and encumbrances (other than as provided for herein), and the New Fund shall assume the Liabilities.  The New Fund shall, as consideration therefor, on the Closing Date, deliver to the Fund, the Shares, the number of which shall be determined by dividing (a) the value of the Acquired Assets, net of the Liabilities, computed in the manner and as of the time and date set forth in paragraph 2.1, by (b) the net asset value of one of the Shares computed in the manner and as of the time and date set forth in paragraph 2.2.  Such transfer, delivery and assumption shall take place at the closing provided for in paragraph 3.1 (hereinafter sometimes referred to as the “Closing”).  Immediately following the Closing, the Fund shall distribute the appropriate number of full and fractional Shares to the Investors in liquidation and termination of the Fund, as provided in paragraph 1.3 hereof.  The Agreement and transactions contemplated hereunder for the Fund and the New Fund are hereinafter referred to as the “Reorganization.”

1.1  (a)       With respect to the Fund, the Acquired Assets shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, commodities, instruments, claims and receivables (including dividend and interest receivables) owned by the Fund, and any prepaid expenses shown as an asset on the Fund’s books on the Closing Date.

(b)  Not less than 10 calendar days before the Closing Date, the Fund will provide the New Fund with a schedule of its assets and its known liabilities, and the New Fund will provide the Fund with a copy of the current investment objective and policies applicable to the New Fund.  In the ordinary course of business, the Fund reserves the right to sell or otherwise dispose of any of the securities or other assets shown on the list of the Fund’s assets before the Closing Date and to acquire any additional securities.

1.2  The New Fund will assume all of the Liabilities of the Fund.  The New Fund shall not assume any responsibility for any obligation of the Fund to file reports with the Securities and Exchange Commission (the “SEC”), Internal Revenue Service or other regulatory or tax authority covering any reporting period ending prior to or at the Closing Date with respect to the Fund.

1.3  Immediately following the Closing, the Fund will distribute the Shares received by the Fund pursuant to the preamble of Section 1 pro rata to its Investors of record determined as of the close of business on the Valuation Date (as defined below) in complete liquidation and termination of the Fund.  The Fund will thereupon proceed to terminate.  The distribution will be accomplished by an instruction, signed by an appropriate officer of FMI, to transfer the Shares then credited to the Fund’s account on the books of the New Fund to open accounts on the books of the New Fund established and maintained by the New Fund’s transfer agent in the names of record of the Fund’s Investors and representing the full and fractional number of shares of the

New Fund due each Investor of the Fund.  All issued and outstanding shares of the Fund will be redeemed and cancelled simultaneously therewith on the Fund’s books, and any outstanding share certificates representing interests in the Fund will represent only the right to receive such number of the Shares after the Closing as determined in accordance with the preamble to Section 1.

1.4  Following the transfer of assets by the Fund to the New Fund, the assumption of the Liabilities by the New Fund, and the distribution by the Fund of the Shares received by it pursuant to paragraph 1.3, the Fund shall terminate and liquidate.  Any reporting or other responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the date on which the Fund is terminated and liquidated, subject to any reporting or other obligations described in paragraph 4.7.

2.	VALUATION

2.1  The value of the Acquired Assets shall be the value of those assets computed as of the time at which net asset value is calculated pursuant to the valuation procedures set forth in the Fund’s then-current Prospectus and Statement of Additional Information on the Closing Date, or at such time on such earlier or later date as may mutually be agreed upon in writing among the parties hereto (such time and date being herein called the “Valuation Date”).  As of the close of business on the Valuation Date, the movement of records and materials of the Fund, and conversion thereof, to the fund accounting and administrative services agent of the New Fund shall commence for completion prior to the Closing Date.

2.2  The net asset value of each Share shall be the net asset value per Share computed on the Valuation Date, using the market valuation procedures set forth in the New Fund’s then-current Prospectus and Statement of Additional Information or such other valuation procedures as shall be mutually agreed upon, in writing, by the parties.

2.3  All computations of value contemplated by this Section 2 shall be made by the Fund’s administrator in accordance with its regular practice as pricing agent.

3.	CLOSING AND CLOSING DATE

3.1  The Closing for the Reorganization shall take place within 10 business days following satisfaction or waiver of all conditions to Closing set forth in Articles IX and X of that certain Asset Purchase Agreement, dated as of [___________], 2013, by and between Seller and Buyer, and in Sections 6, 7 and 8 of this Agreement, or on such other date, and at such location or locations, as mutually agreed upon in writing by the parties (“Closing Date”).  All acts taking place at the Closing shall be deemed to take place simultaneously, immediately after the close of business on the Closing Date unless otherwise provided.

3.2  The New Fund’s custodian shall deliver at the Closing evidence that: (a) the Acquired Assets have been delivered in proper form to the New Fund as of the Closing Date, and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, by the Fund in conjunction with the delivery of portfolio securities.

3.3  Notwithstanding anything herein to the contrary, if on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the Fund, accurate appraisal of the value of the net assets of the Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

4.	COVENANTS WITH RESPECT TO THE NEW FUND AND THE FUND

4.1  With respect to the Fund, FMI has called or will call a meeting of shareholders of the Fund to consider and act upon this Agreement and to take all other actions reasonably necessary to obtain the approval of the transactions contemplated herein, including approval of the Fund’s liquidating distribution of the Shares contemplated hereby.  Newco, on behalf of the New Fund, shall assist FMI, on behalf of the Fund, in preparing the notice of meeting, form of proxy and proxy statement (collectively, “Proxy Materials”) to be used in connection with that meeting.  The New Fund has provided or will provide the Fund with necessary or advisable information and disclosure relating to the New Fund for inclusion in the Proxy Materials, with such other information and documents relating to the New Fund as are requested by the Fund and as are reasonably necessary or advisable for the preparation of the Proxy Materials.

4.2  FMI, on behalf of the Fund, covenants that the Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

4.3  FMI, on behalf of the Fund, will assist the New Fund in obtaining such information as the New Fund reasonably requests concerning the beneficial ownership of shares of the Fund.

4.4  Subject to the provisions hereof, Newco, on behalf of the New Fund, and FMI, on behalf of the Fund, will take, or cause to be taken, all actions, and do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated herein.

4.5  The Fund shall furnish to the New Fund on the Closing Date, a final statement of the total amount of the Fund’s earnings and profits as of the Closing Date that will be carried over by the New Fund as a result of Section 381 of the Code, and which will be reviewed by PricewaterhouseCoopers LLP and certified by FMI’s Treasurer.

4.6  Following the transfer of the Acquired Assets by the Fund to the New Fund and the assumption of the Liabilities in exchange for the Shares, as contemplated herein, FMI, on behalf of the Fund, will file any final regulatory reports, including but not limited to any Form N-SAR and Rule 24f-2 filings with respect to the Fund, promptly after the Closing Date and also will take all other steps as are necessary and proper to effect the termination and liquidation of the Fund in accordance with the laws of the state of Maryland and other applicable requirements.

4.7  Newco and FMI will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in filing any tax returns (including informational returns), amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes, or in determining the financial reporting of any tax position.

4.8  (a) Newco agrees that for a period of three (3) consecutive years after the Closing Date, Newco will maintain the composition of its Board of [Trustees] (the [“Trustees”]) so that at least 75% of the board members of the New Fund or Newco, as applicable, (or any successor) are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of Buyer or Seller; and (b) Buyer agrees that for a period of two (2) consecutive years after the Closing Date, neither Buyer nor any of its affiliates (or any entity that will act as investment adviser to the New Fund (or any successor)) has or shall have any express or implied understanding, arrangement or intention to impose an “unfair burden” (pursuant to Section 15(f) of the 1940 Act) on the New Fund (or any successor) as a result of the transactions contemplated hereby.

5.	REPRESENTATIONS AND WARRANTIES

5.1  Newco, on behalf of the New Fund, represents and warrants to the Fund as of the date hereof and as of the Closing Date as follows:

(a)  Newco was duly created pursuant to its [Declaration of Trust] by its [Trustees] for the purpose of acting as a management investment company under the 1940 Act, and is validly existing under the laws of [Delaware], and the [Declaration of Trust] directs its [Trustees] to manage the affairs of Newco and grants them all powers necessary or desirable to carry out such responsibility;

(b)  Newco is registered as an investment company classified as an open-end management company, under the 1940 Act, and its registration with the SEC as an investment company is in full force and effect, and the registration of the Shares under the Securities Act of 1933, as amended (the “1933 Act”) is (or will be after their establishment) in full force and effect;

(c)      The New Fund is a duly established series of Newco, a [Delaware statutory trust] duly organized and validly existing under the laws of the State of [Delaware], and has the power (or will have power after its establishment) to own all of its properties and assets and to carry out its obligations under this Agreement;

(d)      The information provided by Newco and the New Fund for inclusion in the Proxy Materials with respect to Newco and the New Fund conforms or will conform, at all times up to and including the Closing Date, in all material respects to the applicable requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and the regulations thereunder and does not include or will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(e)       Newco and the New Fund are not in violation of, and the execution, delivery and performance of this Agreement by Newco for itself and on behalf of the New Fund does not and will not (i) violate the [Declaration of Trust] or Bylaws of Newco, or (ii) result in a breach or violation of, or constitute a default under, any material agreement or material instrument or other undertaking, to which Newco or the New Fund is a party or by which their properties or assets are bound;

(f)        Except as previously disclosed in writing to the Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best knowledge of Newco, threatened against Newco, any affiliated entity or its business, the New Fund or any of their properties or assets, which, if adversely determined, would materially and adversely affect Newco or the New Fund’s financial condition or the conduct of their business.  Newco knows of no facts that might form the basis for the institution of any such proceeding or investigation, and the New Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein;

(g)       The New Fund was established by the [Trustees] in order to effect the transactions described in this Agreement.  It being understood that the New Fund was formed solely for the purpose of consummating the Reorganization with the Fund, the Fund will not hold more than a nominal amount of assets necessary to facilitate its organization, will not have any liabilities of a material nature and will not carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations) between the date hereof and the Closing Date;

(h)       As of the Closing Date, the New Fund will have no shares of beneficial interest issued and outstanding prior to the consummation of the Reorganization.  On and after the Closing Date, the authorized capital of the New Fund will consist of an unlimited number of shares of beneficial interest, no par value per share.  The Shares to be issued to the Fund pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and, except as set forth in the New Fund’s registration statement, non-assessable by the New Fund, and no shareholder of the New Fund will have any preemptive right of subscription or purchase in respect thereof.  Further, the issuance of the Shares will be in compliance with all applicable federal and state securities laws, including blue sky laws;

(i)        As of the Closing Date, no federal, state or other tax returns of the New Fund will have been required by law to be filed and no federal, state or other taxes will be due by the New Fund; the New Fund will not have been required to pay any assessments; and the New Fund will not have any tax liabilities.  Consequently, as of the Closing Date, the New Fund will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and the New Fund will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

(j)        The New Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company” within the meaning of Section 851 et seq. of the Code in respect of each taxable year, and will not take any action inconsistent with meeting such requirements at any time through the Closing Date.  Upon filing the income tax return of the New Fund that includes the Closing Date, the New Fund will elect to be taxed as a “regulated investment company” under Section 851 of the Code. The New Fund intends to comply in all material respects with applicable regulations promulgated pursuant to the Internal Revenue Code pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding in respect of dividends and other distributions to shareholders and to avoid any potential material penalties that could be imposed thereunder;

(k)       The execution, delivery and performance of this Agreement, on behalf of the New Fund, will have been duly authorized prior to the Closing Date by all necessary action on the part of  Newco and the New Fund, and this Agreement will constitute a valid and binding obligation of  Newco and the New Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights, and to general equity principles;

(l)        At the time of the meeting of the Investors and on the Closing Date, any written information furnished by Newco with respect to the New Fund for use in the Proxy Materials or any other materials provided in connection with the Reorganization does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading; and

(m)      To the knowledge of Newco, no governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act or [Delaware] law for the execution of this Agreement by Newco, for itself and on behalf of the New Fund, or the performance of the Agreement by Newco for itself and on behalf of the New Fund, except for filing a registration statement on Form N-1A to create the New Fund and register its Shares and such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required after the Closing Date.

5.2  FMI, on behalf of the Fund, represents and warrants to the New Fund as follows:

(a)  FMI was duly created pursuant to its Articles of Incorporation and is validly existing and in good standing under the laws of Maryland.  The Fund is a series of FMI.  FMI is registered as an investment company, classified as an open-end management company, under the 1940 Act and its registration with the SEC as an investment company is in full force and effect;

(b)  All of the issued and outstanding shares of the Fund have been offered and sold in compliance in all material respects with applicable federal and state securities laws; all issued and outstanding shares of the Fund are, and on the Closing Date will be, duly authorized and validly issued and outstanding, and fully paid and non-assessable, free and clear of all liens, pledges, security interests, charges or other encumbrances, and the Fund has no outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares;

(c)  The Fund is not in violation of, and the execution, delivery and performance of this Agreement by the Fund does not and will not (i) violate the Fund’s Articles of Incorporation or Bylaws, or (ii) result in a breach or violation of, or constitute a default under, any material agreement or material instrument to which the Fund is a party or by its properties or assets is bound;

(d)  Except as previously disclosed in writing to the New Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best knowledge of the Fund, threatened against the Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the financial condition or the conduct of its business, FMI knows of no facts that might form the basis for the institution of any such proceeding or investigation, and the Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein;

(e)  The audited financial statements of the Fund as of and for the fiscal year ended September 30, 2012 and the unaudited financial statements for the six-month period ended March 31, 2013 (copies of which have been furnished to the New Fund) fairly present, in all material respects, the Fund’s financial condition as of such date and their results of operations for such period in accordance with generally accepted accounting principles consistently applied, and as of such date there were no liabilities of the Fund (contingent or otherwise) known to the  Fund that were not disclosed therein but that would be required to be disclosed therein in accordance with generally accepted accounting principles;

(f)   Since the date of the most recent audited financial statements, there has not been any material adverse change with respect to the Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing to and accepted by the New Fund, prior to the Closing Date (for the purposes of this subparagraph 5.2(f), neither a decline in the Fund’s net asset value per share nor a decrease in the Fund’s size due to redemptions shall be deemed to constitute a material adverse change);

(g)  The Fund has timely filed all federal and other tax returns and reports that are required by law to be filed by the Fund, all such tax returns and reports were complete and accurate, all taxes owed by the Fund have been timely paid, and to the best of the Fund’s knowledge, no such return is currently under audit or been selected for future audit and no assessment for taxes, interest or penalty has been made with respect to any such return.  The Fund is in compliance in all material respects with applicable regulations promulgated pursuant to the Internal Revenue Code pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest, to the reporting of shareholder basis information, and to withholding in respect of dividends and other distributions to shareholders and is not liable for any potential material penalties that could be imposed thereunder;

(h)  The Fund is and was a “fund” (as defined in section 851(g)(2) of the Code, eligible for treatment under section 851(g)(1) of the Code) for each taxable year of its operation (including its current taxable year).  The Fund has met (and for the portion of the taxable year that includes the Closing Date will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company and has been (and for the portion of the taxable year that includes the Closing Date will be) eligible to and has computed (and for the portion of the taxable year that includes the Closing Date will compute) its federal income tax under section 852 of the Code.  The Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982 that has not been paid in full;

(i)  At the Closing Date, the Fund will have good and marketable title to the Acquired Assets and full right, power and authority to assign, deliver and otherwise transfer the Acquired Assets hereunder, and upon delivery and payment for the Acquired Assets as contemplated herein, the New Fund will acquire good and marketable title thereto, subject to no restrictions on the ownership or transfer thereof other than such restrictions as might arise under the 1933 Act;

(j)  The execution, delivery and performance of this Agreement on behalf of the Fund will have been duly authorized prior to the Closing Date by all necessary action on the part of FMI, the Board of Directors of FMI and the Fund, and this Agreement will constitute a valid and binding obligation of the Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors, rights and to general equity principles;

(k)  At the time of the meeting of the Investors and on the Closing Date, the Proxy Materials: (i) will comply in all material respects with the applicable provisions of the 1934 Act and the 1940 Act and the regulations thereunder and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(l)  To the knowledge of FMI, no governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Maryland law for the execution of this Agreement by the Fund, or the performance of this Agreement by the Fund, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date; and

(m)  The Fund currently complies, and has complied since its organization, in all material respects with the requirements of, and the rules and regulations under all applicable federal and state securities laws.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND

The obligations of FMI to consummate the Reorganization with respect to the Fund shall be subject to the performance by Newco, on behalf of the New Fund, of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, the following conditions with respect to the New Fund:

6.1  All representations and warranties of Newco with respect to the New Fund contained herein shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2  Newco, on behalf of the New Fund, shall have delivered to the Fund at the Closing a certificate executed on behalf of the New Fund by Newco’s President, Vice President, Assistant Vice President, Secretary or Assistant Secretary, in a form reasonably satisfactory to the Fund and dated as of the Closing Date, to the effect that the representations and warranties of Newco on behalf of the New Fund made herein are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated herein, and as to such other matters as the Fund shall reasonably request.

6.3  The Fund shall have received at the Closing an opinion of Godfrey & Kahn, S.C. in a form reasonably satisfactory to the Fund (which opinion may be subject to customary qualifications), substantially to the effect that:

(a)  Newco is a duly registered, open-end, management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect;

(b)  the New Fund is a separate portfolio of Newco, which is a [Delaware statutory trust] duly organized, validly existing and in good standing under the laws of the State of [Delaware];

(c)  this Agreement has been duly authorized, executed and delivered by Newco on its behalf and on behalf of the New Fund and, assuming due authorization, execution and delivery of this Agreement on behalf of the Fund, is a valid and binding obligation of Newco, enforceable against Newco in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors, rights and to general equity principles;

(d)  the Shares to be issued to the Fund and then distributed to the Investors pursuant to this Agreement are duly registered under the 1933 Act on the appropriate form, and are duly authorized and upon such issuance will be validly issued and outstanding and fully paid and non-assessable, and no shareholder of the New Fund has any preemptive rights to subscription or purchase in respect thereof;

(e)  to the knowledge of such counsel, no consent, approval, authorization, filing or order of any court or governmental authority of the United States or any state is required for the consummation of the Reorganization with respect to the New Fund, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date; and

(f)  to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to Newco or the New Fund or any of their properties or assets and neither Newco nor the New Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE NEW FUND

The obligations of Newco to consummate the Reorganization with respect to the New Fund shall be subject to the performance by FMI, on behalf of the Fund, of all the obligations to be performed by it hereunder, with respect to the Fund, on or before the Closing Date and, in addition thereto, the following conditions:

7.1  All representations and warranties of FMI with respect to the Fund contained herein shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2  FMI, on behalf of the Fund, shall have delivered to the New Fund at the Closing a certificate executed on behalf of the Fund, by FMI’s President, Vice President, Assistant Vice President, Secretary or Assistant Secretary, in a form reasonably satisfactory to the New Fund and dated as of the Closing Date, to the effect that the representations and warranties of the FMI on behalf of the Fund made herein are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated herein, and as to such other matters as the New Funds shall reasonably request.

7.3  The New Fund shall have received at the Closing an opinion of Foley & Lardner LLP in a form reasonably satisfactory to the New Fund (which opinion may be subject to customary qualifications), substantially to the effect that:

(a)  FMI is a duly registered, open-end, management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect;

(b)  the Fund is a separate portfolio of FMI, which is a corporation duly created pursuant to its Articles of Incorporation, is validly existing and in good standing under the laws of Maryland;

(c)  this Agreement has been duly authorized, executed and delivered by FMI, on behalf of the Fund, and, assuming due authorization, execution and delivery of this Agreement on behalf of the New Fund, is a valid and binding obligation of FMI, enforceable against FMI in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors, rights and to general equity principles;

(d)  to the knowledge of such counsel, no consent, approval, authorization, filing or order of any court or governmental authority of the United Sates or any state is required for the consummation of the Reorganization with respect to the Fund, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date;

(e)      to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to FMI or the Fund or any of its properties or assets and neither FMI nor the Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely effects its business; and

(f)  the shares of the Fund then issued and outstanding are duly registered under the 1933 Act on the appropriate form, and are duly authorized and are validly issued and outstanding and fully paid and non-assessable, and no shareholder of the Fund has any preemptive rights to subscription or purchase in respect thereof.

7.4  The transfer agent to the Fund shall have delivered to the New Fund at the Closing a certificate executed on its own behalf by an authorized officer in form and substance satisfactory to the New Fund and dated as of the Closing Date, to the effect that the shareholder records of the Fund are complete and accurate and as to such other matters as the New Fund shall reasonably request.

7.5  The administrator, fund accountant and custodian to the Fund shall have delivered to the New Fund at the Closing certificates executed on their behalf by authorized officers in form and substance satisfactory to the New Fund and dated as of the Closing Date, to the effect that the books and records of the Fund covered by their contracts with the Fund are complete and accurate and as to such other matters as the New Fund shall reasonably request.

7.6  The Fund shall arrange to make the Fund’s auditors available to the New Fund and its agents to answer their questions at a mutually agreeable time prior to the Closing.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE NEW FUND AND THE FUND

The obligations of Newco, on behalf of the New Fund, and of FMI, on behalf of the Fund, herein are each subject to the further conditions that on or before the Closing Date with respect to the New Fund and the Fund:

8.1     This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of its Articles of Incorporation, laws of Maryland and the requirements of the

1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the New Fund.

8.2  On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or any of the transactions contemplated herein.

8.3  All consents of other parties and all other consents, orders, approvals and permits of federal, state and local regulatory authorities (including, without limitation, those of the SEC and of state securities authorities) deemed necessary by Newco, on behalf of the New Fund, or the FMI, on behalf of the Fund, to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the New Fund or the Fund.

8.4  Newco, on behalf of the New Fund, and the FMI, on behalf of the Fund, shall each have considered the federal income tax treatment of the Reorganization.  The New Fund and the Fund shall have each received an opinion of Foley & Lardner LLP, legal counsel to FMI (“Counsel”), as to the federal income tax consequences mentioned below.  In rendering such opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, and on officers’ certificates and certificates of public officials if Counsel so requests.  The opinion shall be substantially to the effect that for federal income tax purposes:

(a)  the Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and the Fund and New Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)  no gain or loss will be recognized by the New Fund upon its receipt of the Acquired Assets in exchange for the Shares and the assumption by the New Fund of the Liabilities of the Fund pursuant to this Agreement;

(c)  the aggregate tax basis of the Acquired Assets transferred by the Fund to the New Fund in the Reorganization will be the same as the aggregate tax basis of such assets in the hands of the Fund immediately prior to the transfer, and the holding periods of the Acquired Assets in the hands of the New Fund will include the periods during which such assets were held by the Fund;

(d)  no gain or loss will be recognized by the Fund upon the transfer of the Acquired Assets to the New Fund in exchange for the Shares and the assumption by the New Fund of the Liabilities of the Fund, or upon the distribution of the Shares by the Fund to its shareholders solely in exchange for such shareholders’ shares of the Fund in complete liquidation and termination of the Fund;

(e)  no gain or loss will be recognized by the Fund’s shareholders upon the receipt of the Shares of the New Fund solely in exchange for such shareholders’ shares of the New Fund in complete liquidation and termination of the Fund;

(f)  the aggregate tax basis of the Shares received by a shareholder of the Fund in connection with the Reorganization will be the same as the aggregate tax basis of the shareholder’s Fund shares immediately before the Reorganization, and the holding period of the Shares will include the period during which such shareholder held shares of the Fund (provided the shareholder held the shares of the Fund as capital assets);

(g)  the New Fund will succeed to and take into account the items of the Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder; and

(h)  the taxable year of the Fund will not end as a result of the Reorganization, and the portion of the taxable year of the Fund before the Reorganization and the portion of the taxable year of the New Fund after the Reorganization will constitute a single taxable year of the New Fund.

9.	EXPENSES

Except as may be otherwise provided in the Proxy Materials, the Fund and the New Fund, or their affiliated investment advisors, shall be responsible for payment of any expenses in accordance with the terms of that certain Asset Purchase Agreement, dated [_________], 2013, by and between Seller and Buyer.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1  This Agreement constitutes the entire agreement between the parties and supersedes any prior or contemporaneous understanding or arrangement with respect to the subject matter hereof.

10.2  Except as otherwise specified below, the representations and warranties contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall survive the consummation of the transactions contemplated herein for a two year period, except that any representation or warranty with respect to taxes shall survive for the expiration of the statutory period of limitations for assessments of tax deficiencies as the same may be extended from time to time by the taxpayer.  The covenants and agreements included or provided for herein shall survive and be continuing obligations in accordance with their terms.

11.	TERMINATION

11.1  This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time before the Closing by:

(a) FMI, if the conditions set forth in Section 6 are not satisfied as specified in such Section;

(b) Newco, if the conditions set forth in Section 7 are not satisfied as specified in such Section;

(c) Either FMI or Newco, if the conditions set forth in Section 8 are not satisfied as specified in such Section; or

(d) the mutual consent of both parties to this Agreement.

11.2    If this Agreement is terminated pursuant to and in accordance with paragraph 11.1, then the termination shall be without liability of any party; provided however that if the termination shall result from the material breach by a party of a covenant or agreement of such party contained in this Agreement, then such party responsible for the material breach shall be fully liable for any and all reasonable costs and expenses (including reasonable counsel fees and disbursements) sustained or incurred by the non-breaching party.

12.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the FMI, on behalf of the Fund, and officers of the Newco, on behalf of the New Fund; provided, however, that following the meeting of the shareholders of the Fund, no such amendment may have the effect of changing the provisions for determining the number of shares of the New Fund to be delivered to the Fund’s Investors under this Agreement to the detriment of the Fund’s Investors, or otherwise materially and adversely affecting the Fund, without the Fund obtaining the Fund’s Investors’ further approval except that nothing in this paragraph 12 shall be construed to prohibit the New Fund and the Fund from amending this Agreement to change the Closing Date or Valuation Date by mutual agreement.

13.	INDEMNIFICATION

13.1  Newco and the New Fund agree to indemnify and hold harmless FMI and the Fund and each of their respective officers and directors against all losses, claims, demands, liabilities and expenses, including reasonable legal and other expenses incurred in defending claims or liabilities, insofar as such loss, claim, demand, liability or expense arises out of or is based on any material breach by the New Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.  No party shall be entitled to indemnification under this Agreement for any material breach by the New Fund of any of its representations and warranties unless written notice of the events or circumstances giving rise to such claim for indemnification has been provided to the indemnifying party or parties no later than two (2) years after the Closing Date, except that written notice of any event or circumstance relating to a representation or warranty with respect to taxes must be provided no later than the expiration of the statute of limitations with respect to such taxes.

13.2  FMI and the Fund agree to indemnify and hold harmless Newco and the New Fund and each of their respective [trustees] and officers against all losses, claims, demands, liabilities and expenses, including all reasonable legal and other expenses incurred in defending claims or liabilities, insofar as such loss, claim, demand, liability or expense arises out of or is based on any material breach by the Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.  No party shall be entitled to indemnification under this Agreement for any material breach by the Fund of any of its representations and warranties unless written notice of the events or circumstances giving rise to such claim for indemnification has been provided to the indemnifying party or parties no later than two (2) years after the Closing Date, except that written notice of any event or circumstance relating to a representation or warranty with respect to taxes must be provided no later than the expiration of the statute of limitations with respect to such taxes.

14.	NOTICES

Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail or overnight express courier addressed to:

For Seller, on behalf of itself, FMI and the Fund:

Fiduciary Management, Inc.
100 East Wisconsin Avenue
                Suite 2200
                Milwaukee, Wisconsin 53202
Attention: John S. Brandser
Fax: 414-226-4522

With a copy to:

Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
Attention:    Peter  D. Fetzer
      Jason M. Hille
Fax: 414-297-4900

For Buyer, on behalf of itself, Newco and the NewFund:

Broadview Advisors, LLC
330 East Kilbourn Avenue
Suite 1475
Milwaukee, Wisconsin 53202
Attention:  Rick E. Lane
Fax: 414-289-9344

With a copy to:

Godfrey & Kahn S.C.
780 North Water Street
Milwaukee, Wisconsin 53202
Attention:  Carol A. Gehl
               Christopher M. Cahlamer
Fax: 414-273-5198

15.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

15.1  The article and paragraph headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All references herein to Articles, paragraphs, subparagraphs or Exhibits shall be construed as referring to Articles, paragraphs or subparagraphs hereof or Exhibits hereto, respectively. Whenever the terms “hereto,” “hereunder,” “herein” or “hereof” are used in this Agreement, they shall be construed as referring to this entire Agreement, rather than to any individual Article, paragraph, subparagraph or sentence.

15.2  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of laws provisions.

15.4  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5  It is expressly agreed that the obligations of the Fund hereunder shall not be binding upon any of the directors, shareholders, nominees, officers, agents, or employees of FMI personally, but shall bind only FMI property of the Fund.  The execution and delivery of this Agreement have been authorized by the board of directors of FMI, on behalf of the Fund, and signed by authorized officers of the FMI, acting as such. Neither the authorization by the board of directors of FMI nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the FMI property of the Fund.

15.6       It is expressly agreed that the obligations of the New Fund hereunder shall not be binding upon any of the [trustees], shareholders, nominees, officers, agents, or employees of Newco personally, but shall bind only Newco property of the New Fund.  The execution and delivery of this Agreement have been authorized by the [Trustees] of Newco, on behalf of the New Fund, and signed by authorized officers of Newco, acting as such. Neither the authorization by the [Trustees] of Newco nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Newco property of the New Fund.

*           *            *

[Signatures follow on the next page.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed by its authorized officer.

Broadview Funds Trust, for itself and on behalf of the Broadview Opportunity Fund	FMI Funds, Inc., for itself and on behalf of the FMI Focus Fund

[NAME][NAME] [POSITION]	[NAME] [POSITION]

Broadview Advisors, LLC, solely for purposes of paragraph 9	Fiduciary Management, Inc., solely for purposes of paragraph 9

[NAME][NAME] [POSITION]	[NAME] [POSITION]

[Signature page to Agreement and Plan of Reorganization]

PRELIMINARY PROXY DATED SEPTEMBER 27, 2013, SUBJECT TO CHANGE

PROXY TABULATOR [•]	Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings

CALL:  To vote by phone call toll free 1-800-[•] and follow the recorded instructions.

LOG-ON:  Vote on the internet at www. [•].com and follow the on-screen instructions.

MAIL:  Return the signed proxy card in the enclosed envelope.

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
OF FMI FOCUS FUND, FMI LARGE CAP FUND AND FMI INTERNATIONAL FUND

Each a series of FMI Funds, Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned constitutes and appoints Ted D. Kellner and John S. Brandser, and each of them singly, with power of substitution, attorneys and proxies for and in the name and place of the undersigned to represent and to vote all shares of the FMI Focus Fund, the FMI Large Cap Fund and the FMI International Fund held of record by the undersigned on October 2, 2013, as designated below, at the Special Meeting of Shareholders of the FMI Focus Fund, the FMI Large Cap Fund and the FMI International Fund at 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202, on Monday, November 25, 2013, at 10:00 a.m. (Central Time), and at any adjournments or postponements thereof.

This proxy will be voted as specified.  Only the shareholders of the FMI Focus Fund will vote on the proposal to approve the Agreement and Plan or Reorganization.  Shareholders of all of the Funds, the FMI Focus Fund, the FMI Large Cap Fund and the FMI International Fund, will vote to elect directors.  By voting by telephone, via the Internet or by signing and dating this proxy card, you authorize the proxies to vote the proposals as indicated or marked, or if not indicated or marked, to vote “FOR” the Agreement and Plan of Reorganization and “FOR” each of the nominees for director, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournments or postponements thereof. Even if you plan to attend the Special Meeting, to help ensure that your vote is represented, please vote (1) by telephone; (2) via the Internet; or (3) by completing and mailing this proxy card at once in the enclosed envelope.  If you vote by telephone or via the Internet, you do not need to mail in your proxy card.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET

Dated:  ___________________

_____________________________________________
Signature(s) (Title(s), if applicable) (Sign in the Box)

Note:  The signature on this proxy should correspond exactly with the name of the shareholder as it appears on the proxy.  If stock is issued in the name of two or more persons, each should sign the proxy.  If a proxy is signed by an administrator, trustee, guardian, attorney or other fiduciary, please indicate full title as such.

The Board of Directors of FMI Funds, Inc. recommends that you vote “FOR” the Agreement and Plan of Reorganization and “FOR” each of the nominees for director identified below.

PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:      [X]

FOR	AGAINST	ABSTAIN
1.     FMI Focus Fund Only: Approve an Agreement and Plan of Reorganization, which provides for: (a) the transfer of all the assets and liabilities of the FMI Focus Fund to the Broadview Opportunity Fund, a newly formed series of Broadview Funds Trust, in exchange for shares of the Broadview Opportunity Fund; and (b) the distribution of the shares of the Broadview Opportunity Fund pro rata by the FMI Focus Fund to its shareholders in complete liquidation of the FMI Focus Fund.

☐	☐	☐

2. All of the Funds: To elect seven directors to the Board of Directors:	FOR all nominees listed (except as marked to the contrary)	WITHHOLD authority to vote for all nominees listed
Patrick J. English, Ted D. Kellner, John S. Brandser, Barry K. Allen, Robert C. Arzbaecher, Gordon H. Gunnlaugsson and Paul S. Shain.	☐	☐

Instruction: To withhold authority to vote for any individual nominee, write the nominee’s name above.

In their discretion, the proxies will vote upon such other business as may properly come before the meeting.

PLEASE SIGN REVERSE SIDE OF THIS CARD